UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2010

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois		60603
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

American Bar Association Members/State Street Collective Trust

20 Trafalgar Squire, Suite 449

Nashua, New Hampshire 03063

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

Effective July 1, 2010, Northern Trust Investments, N.A. (“Northern Trust Investments”) was substituted for State Street Bank and Trust Company of New Hampshire (“State Street”) as trustee of the American Bar Association Members/Northern Trust Collective Trust (the “Collective Trust”). In connection therewith, the name of the Collective Trust was changed from “American Bar Association Members/State Street Collective Trust” to “American Bar Association Members/Northern Trust Collective Trust.” From and after the date of the substitution, Northern Trust Investments, as trustee of the Collective Trust, has exclusive discretion and control over the assets of the Collective Trust.

Further, effective July 1, 2010, The Northern Trust Company (“Northern Trust”) was substituted for State Street Bank and Trust Company (“State Street Bank”) as trustee of the American Bar Association Members Retirement Trust and the American Bar Association Members Pooled Trust for Retirement Plans (collectively, the “ABA Members Trusts”).

In connection with the substitution of Northern Trust Investments for State Street as trustee of the Collective Trust, Northern Trust Investments entered into Investment Advisor Agreements with the following Investment Advisors pursuant to which the Investment Advisors will continue to provide investment advice to one or more of the Funds offered as investment options under the ABA Retirement Funds program (the “Program”). Each of the Investment Advisor Agreements is incorporated herein by reference thereto. From and after July 1, 2010, the line-up of Investment Advisors to the Funds continues to be as follows:

Investment Advisor	Fund to which the Investment Advisor Provides Investment Advice	Effective Date of Investment Advisor Agreement
Pacific Investment Management Company, LLC	Bond Core Plus Fund	June 30, 2010
Columbus Circle Investors	Large Cap Equity Fund	July 1, 2010
C.S. McKee, L.P.	Large Cap Equity Fund	June 23, 2010
Delaware Investment Advisers	Large Cap Equity Fund	July 1, 2010
Jennison Associates LLC	Large Cap Equity Fund	July 1, 2010
Allianz Global Investors Capital LLC	Small-Mid Cap Equity Fund	July 1, 2010
Denver Investment Advisors LLC	Small-Mid Cap Equity Fund	July 1, 2010
Frontier Capital Management Co. LLC	Small-Mid Cap Equity Fund	June 23, 2010
LSV Asset Management	Small-Mid Cap Equity Fund	June 22, 2010
Riverbridge Partners LLC	Small-Mid Cap Equity Fund	June 21, 2010
Systematic Financial Management, L.P.	Small-Mid Cap Equity Fund	July 1, 2010
TCW Investment Management Company	Small-Mid Cap Equity Fund	July 1, 2010
Altrinsic Global Advisors LLC	International All Cap Equity Fund	June 21, 2010
Eagle Global Advisors LLC	International All Cap Equity Fund	June 21, 2010
First State Investments International Limited	International All Cap Equity Fund	July 1, 2010
LSV Asset Management	International All Cap Equity Fund	June 22, 2010
Martin Currie Inc.	International All Cap Equity Fund	July 1, 2010

In addition, effective July 1, 2010, Northern Trust Investments entered into Investment Management Agreements with State Street Bank pursuant to which State Street Bank will invest the assets of certain of the Funds in collective investment funds maintained by State Street Global Markets, a division of State Street Bank. Each of the Investment Management Agreements is incorporated herein by reference thereto. Further, effective July 1, 2010, Northern Trust and State Street Bank entered into an Amended and Restated Securities Lending Authorization Agreement and a First Amendment thereto pursuant to which State Street Bank is authorized to act on behalf of the Collective Trust with respect to the lending of certain securities of the Collective Trust. The Amended and Restated Securities Lending Authorization Agreement and the First Amendment are incorporated herein by reference thereto.

In connection with the substitution of Northern Trust for State Street Bank as trustee of the ABA Members Trusts, the trust agreements for the ABA Members Trusts were amended and restated effective July 1, 2010. The Amended and Restated American Bar Association Members Pooled Trust for Retirement Plans and the Amended and Restated American Bar Association Members Retirement Trust are incorporated herein by reference thereto.

In connection with the substitution of Northern Trust for State Street Bank as trustee of the ABA Members Trusts, the American Bar Association Members Retirement Plan (Basic Plan Document No. 1) and the American Bar Association Members Defined Benefit Pension Plan (Basic Plan Document No. 2) were amended effective July 1, 2010. Amendment No. 3 to the 2008 Restatement of the American Bar Association Members Retirement Plan and Amendment 2010-1 to the American Bar Association Members Defined Benefit Pension Plan are incorporated herein by reference thereto.

ITEM 1.02. Termination of a Material Definitive Agreement.

In connection with the substitution of Northern Trust Investments for State Street as trustee of the Collective Trust, as more fully described in Item 1.01 of this Current Report on Form 8-K, effective July 1, 2010, the Amended and Restated Administrative and Investment Services Agreement dated June 29, 2009 between State Street and ABA Retirement Funds, pursuant to which State Street served as trustee of the Collective Trust and State Street Bank served as trustee of the ABA Members Trusts, was terminated. In connection therewith, effective July 1, 2010, State Street terminated the Investment Advisor Agreements between State Street and the Investment Advisors listed in Item 1.01 above. From and after July 1, 2010 State Street and State Street Bank are no longer responsible for administering the investment options offered under the Program.

ITEM 3.03. Material Modification to Rights of Security Holders.

In connection with the substitution of Northern Trust Investments for State Street as trustee of the Collective Trust, as more fully described in Item 1.01 of this Current Report on Form 8-K, effective July 1, 2010, the Declaration of Trust of the Collective Trust was amended and restated as the American Bar Association Members/Northern Trust Collective Trust. Further, effective July 1, 2010, Northern Trust Investments entered into Amended and Restated Fund Declarations for each of the Funds offered as investment options under the Program. The Amended and Restated Declaration of Trust and Amended and Restated Fund Declarations are incorporated herein by reference thereto.

ITEM 5.01. Changes in Control of Registrant.

As a result of the substitution of Northern Trust Investments for State Street as trustee of the Collective Trust, as more fully described in Item 1.01 of this Current Report on Form 8-K, a change in control of the Collective Trust occurred effective July 1, 2010. From and after the date of the substitution, Northern Trust Investments, as trustee of the Collective Trust, has exclusive discretion and control over the assets of the Collective Trust and State Street no longer has such discretion and control.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the substitution of Northern Trust Investments for State Street as trustee of the Collective Trust, as more fully described in Item 1.01 of this Current Report on Form 8-K, effective July 1, 2010, the board of directors of State Street no longer functions as the board of directors of the Collective Trust, Monet T. Ewing no longer serves as President and Chief Executive Officer of the Collective Trust, Robert E. Fullam no longer serves as Vice President and Chief Financial Officer of the Collective Trust and Denise R. Sisk no longer serves as Treasurer and Chief Accounting Officer of the Collective Trust. Instead, effective July 1, 2010, the board of directors of Northern Trust Investments functions as the board of directors of the Collective Trust for purposes of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission adopted under that Act. In addition, effective July 1, 2010, Thomas R. Benzmiller was appointed Principal Executive Officer of the Collective Trust and Randal Rein was appointed Principal Financial Officer and Principal Accounting Officer of the Collective Trust.

The following is a biographical summary of each member of the board of directors of Northern Trust Investments, including age as of March 1, 2010:

Robert P. Browne. Mr. Browne, age 44, is an Executive Vice President of Northern Trust Investments and serves as its Chief Investment Officer. Mr. Browne also chairs Northern Trust Investments’ Investment Policy Committee and is responsible for investment performance, process and philosophy. Prior to joining Northern Trust in January 2009, Mr. Browne served as Chief Investment Officer for Fixed Income and Proprietary Investments at ING Investment Management where he worked from 2004 to 2009. From 2002 to 2004, Mr. Browne was founder and Managing Partner of the alternative investment firm Picador Capital. From 1997 to 2001, he served with in various capacities with Merrill Lynch Investments including as the Co-Head of Americas Fixed Income. Mr. Browne has twenty years of investment advisory experience and is a Chartered Financial Analyst. Mr. Browne has served as a director of Northern Trust Investments since February 2009.

Christopher W. Carlson. Mr. Carlson, age 48, joined Northern Trust in 2005 and is a Senior Vice President of Northern Trust Investments. He currently serves as its Chief Operating Officer and Head of Global Strategic Development. He is responsible for the development and implementation of Northern Trust’s new business strategy for institutional and personal market channels as well as the business systems and infrastructure. Mr. Carlson has served as a director of Northern Trust Investments since June 2010. Prior to joining Northern Trust, Mr. Carlson served as Executive Director and Chief of Staff at UBS AG, Global Asset Management Division.

Joyce M. St. Clair. Ms. St. Clair, age 50, is an Executive Vice President of Northern Trust and has served as its Head of Corporate Risk Management since 2007. Since joining Northern Trust in 1992, Ms. St. Clair has served in numerous executive positions including Deputy Head of the International Market Segment and the Head of the Information Delivery Services Group. Ms. St. Clair is experienced in managing credit, market, fiduciary, operating, compliance and strategic risk. Ms. St. Clair has served as a director of Northern Trust Investments since February 2007. In the past five years, Ms. St. Clair has also served as a director of Northern Trust Fund Services (Ireland) Limited, Northern Trust Investor Services (Ireland) Limited and as an Alternate Director of Northern Trust International Fund Administrative Services (Ireland) Limited.

Mark C. Gossett. Mr. Gossett, age 48, joined Northern Trust in 1983 and is an Executive Vice President of Northern Trust Investments. He currently serves as its Chief Risk Officer, and is responsible for the assessment and governance of risks for all asset management activities globally. Prior to his current position, he has held a numerous executive positions, including serving as Northern Trust Investments’ Chief Operating Officer. He also served as Northern Trust’s Chief Financial Officer of the International Segment, the Product Manager for Global Foreign Exchange and the Manager of the Financial Markets Division. Mr. Gossett is a Chartered Financial Analyst. Mr. Gossett has served as a director of Northern Trust Investments since December 2004. In the past five years, Mr. Gossett has also served as a director of Northern Trust Global Investments Limited, Northern Trust European Holdings Limited, Northern Trust Holdings Limited and Northern Trust Global Advisors, Limited.

Stephen N. Potter. Mr. Potter, age 53, joined Northern Trust in 1982 and is currently the Chairman, President & Chief Executive Officer of Northern Trust Investments. He is also an Executive Vice President of Northern Trust and is a member of its management group. From 2001 to 2008, Mr. Potter was based in London and served as the Chief Executive Officer of Europe, Middle East and Africa overseeing all of Northern Trust’s businesses in the region. He also served as Chairman and Chief Executive Officer of Northern Trust Global Services Ltd. and Chairman of Northern Trust Global Investments, Ltd. He previously had served in London as Segment Head, International and Global Fund Services. Prior to assuming his responsibilities in London, he had served as the Managing Director of the Institutional Group within Northern Trust Investments. Mr. Potter has 28 years of experience in the financial services industry. Mr. Potter has served as a director of Northern Trust Investments from December 1997 to July 2003 and since April 2008. In the past five years, Mr. Potter has also served as a director of Northern Trust Global Advisors, Inc., Northern Trust (Ireland) Limited, Northern Trust European Holdings Limited, Northern Trust Fiduciary Services (Guernsey), Northern Trust GFS Holdings Limited, Northern Trust Global Investments Limited, Northern Trust Global Services Limited, Northern Trust Guernsey Holdings Limited, Northern Trust Holdings Limited and International Fund Administration Services (Ireland) Limited.

Alan W. Robertson. Mr. Robertson, age 54, who joined Northern Trust in 1999, is an Executive Vice President of Northern Trust Investments and currently serves as its Global Head of Sales and Service. From September 2007 to February 2010, he served as the President and Chief Executive Officer of Northern Trust Global Advisors, Inc., responsible for all aspects of Northern Trust’s multi-manager investment business. He was formerly Group Head, Wealth Advisory of Northern Trust’s Personal Financial Services business unit from November 2004 to September 2007. Mr. Robertson joined Northern Trust from Eager & Associates, Inc., where he was a Principal and Senior Consultant. He began his career at Aetna Life and Casualty, where he served in various executive positions including as a Managing Director of Aetna Investment Management (Hong Kong) Ltd. Mr. Robertson has served as a director of Northern Trust Investments from January 2002 to February 2005 and since September 2007. In the past five years, Mr. Robertson has also served as a director of Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut.

Lloyd A. Wennlund. Mr. Wennlund, age 52, joined Northern Trust in 1989 and is currently an Executive Vice President of Northern Trust Investments and Head of Institutional Wholesale Asset Management Distribution. He also serves as the President of the Northern Funds and Northern Institutional Funds. He served as the President of Northern Trust Securities, Inc. from 1997 to 2008, Head of Product Management from 2004 to 2008 and Director of Marketing for Personal Financial Services from 1994 to 1997. Mr. Wennlund has served as a director of Northern Trust Investments since May 2000. In the past five years, Mr. Wennlund has also served as a director of NT Global Advisors, Inc. (Canada).

The following is a biographical summary of each officer of the Collective Trust, including age as of March 1, 2010:

Thomas R. Benzmiller. Mr. Benzmiller, age 50, is the Principal Executive Officer of the Collective Trust and has served in such capacity since July 2010. Mr. Benzmiller joined Northern Trust in 2001 and is a Senior Vice President of Northern Trust Investments. He currently serves as Managing Executive for the Northern Trust Global Investments Program Solutions Group. Prior to his current role, he served as Chief Marketing Officer for Northern Trust’s Manager of Managers business and Managing Director of Northern Trust’s Hong Kong office. He held various corporate treasury and finance positions prior to joining Northern Trust Investments, including the Chief Investment Officer for Honda of America Manufacturing Co., Inc.

Randal Rein. Mr. Rein, age 39, is the Principal Financial Officer and Principal Accounting Officer of the Collective Trust and has served in such capacity since July 2010. Mr. Rein joined Northern Trust in 2001 and is currently a Senior Vice President of Northern Trust Investments. He joined Northern Trust’s Fund Administration in 2001 where he has held a variety of management positions within the accounting and administration group. He also serves as the Treasurer of the Northern Funds, the Northern Institutional Funds and the NT Alpha Strategies Fund.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the substitution of Northern Trust Investments for State Street as trustee of the Collective Trust, as more fully described in Item 1.01 of this Current Report on Form 8-K, and in connection with the substitution of the board of directors of Northern Trust Investments for the board of directors of State Street as the entity functioning as the board of directors of the Collective Trust, as more fully described in Item 5.02 of this Current Report on Form 8-K, effective July 1, 2010, the Articles of Association and Bylaws of State Street and the indemnification provisions contained therein no longer pertain to the entity functioning as the board of directors of the Collective Trust. Instead, effective July 1, 2010, the Articles of Association and Bylaws of Northern Trust Investments govern the actions of, and provide provisions for indemnification relating to, the entity functioning as the board of directors of the Collective Trust.

ITEM 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As a result of the substitution of Northern Trust Investments for State Street as trustee of the Collective Trust, as more fully described in Item 1.01 of this Current Report on Form 8-K, and in connection with the substitution of certain officers of Northern Trust Investments for officers of State Street as officers of the Collective Trust, as more fully described in Item 5.02 of this Current Report on Form 8-K, effective July 1, 2010, the Code of Ethics for Financial Officers of State Street Bank no longer governs the actions of the officers of the Collective Trust. Instead, effective July 1, 2010, the Code of Ethics of Northern Trust Investments governs the actions of the officers of the Collective Trust.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	American Bar Association Members/Northern Trust Collective Trust, Amended and Restated Declaration of Trust, effective as of July 1, 2010, included as Exhibit 3.1 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.2	American Bar Association Members/Northern Trust Collective Trust, Ninth Amended and Restated Fund Declaration for the Stable Asset Return Fund, effective as of July 1, 2010, included as Exhibit 3.2 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.3	American Bar Association Members/Northern Trust Collective Trust, Sixth Amended and Restated Fund Declaration for the Bond Core Plus Fund, effective as of July 1, 2010, included as Exhibit 3.3 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.4	American Bar Association Members/Northern Trust Collective Trust, Second Amended and Restated Fund Declaration for the Large Cap Equity Fund, effective as of July 1, 2010, included as Exhibit 3.4 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.5	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Small-Mid Cap Equity Fund, effective as of July 1, 2010, included as Exhibit 3.5 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.6	American Bar Association Members/Northern Trust Collective Trust, Tenth Amended and Restated Fund Declaration for the International All Cap Equity Fund, effective as of July 1, 2010, included as Exhibit 3.6 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.7	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Index Funds, effective as of July 1, 2010, included as Exhibit 3.7 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.8	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Real Asset Return Fund, effective as of July 1, 2010, included as Exhibit 3.8 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.9	American Bar Association Members/Northern Trust Collective Trust, Third Amended and Restated Fund Declaration for the Retirement Date Funds, effective as of July 1, 2010, included as Exhibit 3.9 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.10	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Target Risk Funds, effective as of July 1, 2010, included as Exhibit 3.10 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.11	American Bar Association Members/Northern Trust Collective Trust, Tenth Amended and Restated Fund Declaration for the Balanced Fund, effective as of July 1, 2010, included as Exhibit 3.11 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.1	Amended and Restated American Bar Association Members Pooled Trust for Retirement Plans effective as of July 1, 2010 between the ABA Retirement Funds and The Northern Trust Company, included as Exhibit 10.1 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.2	Amended and Restated American Bar Association Members Retirement Trust effective as of July 1, 2010 between the ABA Retirement Funds and The Northern Trust Company, included as Exhibit 10.2 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.3.3	Amendment No. 3 to the 2008 Restatement of the American Bar Association Members Retirement Plan—Basic Plan Document No. 1, included as Exhibit 10.3.3 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.4.8	Amendment 2010-1 to the American Bar Association Members Defined Benefit Pension Plan—Basic Plan Document No. 2, included as Exhibit 10.4.8 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.8	Investment Management Agreement effective as of July 1, 2010 between State Street Global Advisors (a division of State Street Bank and Trust Company) and Northern Trust Investments, N.A., included as Exhibit 10.8 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.9	Investment Advisor Agreement effective as of June 30, 2010 between Northern Trust Investments, N.A. and Pacific Investment Management Company LLC, included as Exhibit 10.9 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.10	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Jennison Associates LLC, included as Exhibit 10.10 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.11	Investment Advisor Agreement effective as of June 23, 2010 between Northern Trust Investments, N.A. and C.S. McKee, L.P., included as Exhibit 10.11 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.12	Investment Advisor Agreement (Small-Mid Cap Equity Fund) effective as of June 22, 2010 between Northern Trust Investments, N.A. and LSV Asset Management, included as Exhibit 10.12 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.13	Investment Advisor Agreement effective as of June 23, 2010 between Northern Trust Investments, N.A. and Frontier Capital Management Co. LLC, included as Exhibit 10.13 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.14	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and TCW Investment Management Company, included as Exhibit 10.14 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.15	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Denver Investment Advisors LLC, included as Exhibit 10.15 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.16	Investment Advisor Agreement effective as of June 21, 2010 between Northern Trust Investments, N.A. and Riverbridge Partners LLC, included as Exhibit 10.16 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.17	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Allianz Global Investors Capital LLC, included as Exhibit 10.17 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.18	Investment Advisor Agreement effective as of June 21, 2010 between Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC, included as Exhibit 10.18 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.19	Investment Advisor Agreement effective as of June 21, 2010 between Northern Trust Investments, N.A. and Eagle Global Advisors LLC, included as Exhibit 10.19 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.20	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Systematic Financial Management, L.P., included as Exhibit 10.20 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.21	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Martin Currie Inc., included as Exhibit 10.21 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.22	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and First State Investments International Limited, included as Exhibit 10.22 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.23	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Delaware Investment Advisers, included as Exhibit 10.23 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.24	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Columbus Circle Investors, included as Exhibit 10.24 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.25	Investment Advisor Agreement (International All Cap Equity Fund) effective as of June 22, 2010 between Northern Trust Investments, N.A. and LSV Asset Management, included as Exhibit 10.25 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.26	Investment Management Agreement (SAFT) effective as of July 1, 2010 between State Street Global Advisors (a division of State Street Bank and Trust Company) and Northern Trust Investments, N.A., included as Exhibit 10.26 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.27	Amended and Restated Securities Lending Authorization Agreement dated July 1, 2010 between Northern Trust Investments, N.A., as Trustee of the American Bar Association Members/Northern Trust Collective Trust, and State Street Bank and Trust Company, included as Exhibit 10.27 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.27.1	First Amendment dated July 1, 2010 to Amended and Restated Securities Lending Authorization Agreement between Northern Trust Investments, N.A., as Trustee of the American Bar Association Members/Northern Trust Collective Trust, and State Street Bank and Trust Company, included as Exhibit 10.27.1 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

Date: July 8, 2010	By:	/s/ Thomas R. Benzmiller
		Name:	Thomas R. Benzmiller
		Title:	Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	American Bar Association Members/Northern Trust Collective Trust, Amended and Restated Declaration of Trust, effective as of July 1, 2010, included as Exhibit 3.1 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.2	American Bar Association Members/Northern Trust Collective Trust, Ninth Amended and Restated Fund Declaration for the Stable Asset Return Fund, effective as of July 1, 2010, included as Exhibit 3.2 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.3	American Bar Association Members/Northern Trust Collective Trust, Sixth Amended and Restated Fund Declaration for the Bond Core Plus Fund, effective as of July 1, 2010, included as Exhibit 3.3 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.4	American Bar Association Members/Northern Trust Collective Trust, Second Amended and Restated Fund Declaration for the Large Cap Equity Fund, effective as of July 1, 2010, included as Exhibit 3.4 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.5	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Small-Mid Cap Equity Fund, effective as of July 1, 2010, included as Exhibit 3.5 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.6	American Bar Association Members/Northern Trust Collective Trust, Tenth Amended and Restated Fund Declaration for the International All Cap Equity Fund, effective as of July 1, 2010, included as Exhibit 3.6 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.7	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Index Funds, effective as of July 1, 2010, included as Exhibit 3.7 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.8	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Real Asset Return Fund, effective as of July 1, 2010, included as Exhibit 3.8 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.9	American Bar Association Members/Northern Trust Collective Trust, Third Amended and Restated Fund Declaration for the Retirement Date Funds, effective as of July 1, 2010, included as Exhibit 3.9 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.10	American Bar Association Members/Northern Trust Collective Trust, First Amended and Restated Fund Declaration for the Target Risk Funds, effective as of July 1, 2010, included as Exhibit 3.10 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

3.11	American Bar Association Members/Northern Trust Collective Trust, Tenth Amended and Restated Fund Declaration for the Balanced Fund, effective as of July 1, 2010, included as Exhibit 3.11 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.1	Amended and Restated American Bar Association Members Pooled Trust for Retirement Plans effective as of July 1, 2010 between the ABA Retirement Funds and The Northern Trust Company, included as Exhibit 10.1 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.2	Amended and Restated American Bar Association Members Retirement Trust effective as of July 1, 2010 between the ABA Retirement Funds and The Northern Trust Company, included as Exhibit 10.2 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.3.3	Amendment No. 3 to the 2008 Restatement of the American Bar Association Members Retirement Plan—Basic Plan Document No. 1, included as Exhibit 10.3.3 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.4.8	Amendment 2010-1 to the American Bar Association Members Defined Benefit Pension Plan—Basic Plan Document No. 2, included as Exhibit 10.4.8 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.8	Investment Management Agreement effective as of July 1, 2010 between State Street Global Advisors (a division of State Street Bank and Trust Company) and Northern Trust Investments, N.A., included as Exhibit 10.8 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.9	Investment Advisor Agreement effective as of June 30, 2010 between Northern Trust Investments, N.A. and Pacific Investment Management Company LLC, included as Exhibit 10.9 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.10	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Jennison Associates LLC, included as Exhibit 10.10 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.11	Investment Advisor Agreement effective as of June 23, 2010 between Northern Trust Investments, N.A. and C.S. McKee, L.P., included as Exhibit 10.11 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.12	Investment Advisor Agreement (Small-Mid Cap Equity Fund) effective as of June 22, 2010 between Northern Trust Investments, N.A. and LSV Asset Management, included as Exhibit 10.12 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.13	Investment Advisor Agreement effective as of June 23, 2010 between Northern Trust Investments, N.A. and Frontier Capital Management Co. LLC, included as Exhibit 10.13 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.14	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and TCW Investment Management Company, included as Exhibit 10.14 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.15	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Denver Investment Advisors LLC, included as Exhibit 10.15 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.16	Investment Advisor Agreement effective as of June 21, 2010 between Northern Trust Investments, N.A. and Riverbridge Partners LLC, included as Exhibit 10.16 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.17	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Allianz Global Investors Capital LLC, included as Exhibit 10.17 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.18	Investment Advisor Agreement effective as of June 21, 2010 between Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC, included as Exhibit 10.18 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.19	Investment Advisor Agreement effective as of June 21, 2010 between Northern Trust Investments, N.A. and Eagle Global Advisors LLC, included as Exhibit 10.19 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.20	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Systematic Financial Management, L.P., included as Exhibit 10.20 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.21	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Martin Currie Inc., included as Exhibit 10.21 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.22	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and First State Investments International Limited, included as Exhibit 10.22 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.23	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Delaware Investment Advisers, included as Exhibit 10.23 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.24	Investment Advisor Agreement effective as of July 1, 2010 between Northern Trust Investments, N.A. and Columbus Circle Investors, included as Exhibit 10.24 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.25	Investment Advisor Agreement (International All Cap Equity Fund) effective as of June 22, 2010 between Northern Trust Investments, N.A. and LSV Asset Management, included as Exhibit 10.25 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.26	Investment Management Agreement (SAFT) effective as of July 1, 2010 between State Street Global Advisors (a division of State Street Bank and Trust Company) and Northern Trust Investments, N.A., included as Exhibit 10.26 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.27	Amended and Restated Securities Lending Authorization Agreement dated July 1, 2010 between Northern Trust Investments, N.A., as Trustee of the American Bar Association Members/Northern Trust Collective Trust, and State Street Bank and Trust Company, included as Exhibit 10.27 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.

10.27.1	First Amendment dated July 1, 2010 to Amended and Restated Securities Lending Authorization Agreement between Northern Trust Investments, N.A., as Trustee of the American Bar Association Members/Northern Trust Collective Trust, and State Street Bank and Trust Company, included as Exhibit 10.27.1 to Registrant’s Form S-1 Registration Statement No. 333-166938 and incorporated herein by reference thereto.